Tracking ID: UResearchPK

AMENDMENT TO LEASE AGREEMENT
THIS AMENDMENT TO LEASE AGREEMENT (“Amendment”) is made as of May 15, 2010 (the “Effective Date”), by and between UNIVERSITY RESEARCH PARK, INCORPORATED, a Wisconsin non-stock corporation (hereinafter referred to as “Landlord”) and CELLULAR DYNAMICS INTERNATIONAL, INC., a Wisconsin corporation (hereinafter referred to as “Tenant”).
RECITALS
A.Landlord and Tenant entered into that Lease Agreement dated April 25, 2006 (the “Lease Agreement”), as amended by that certain (i) Amendment to Lease dated April 25, 2006 (“Amendment One”); (ii) Amendment to Lease dated August 1, 2006 (“Amendment Two”); (iii) Amendment to Lease dated June 1, 2007 (“Amendment Three”); and (iv) Amendment to Lease dated June 1, 2008 (“Amendment Four”), with respect to portions of the building located at 515/525 Science Drive, Madison, Wisconsin 53711 (collectively, the Lease Agreement, Amendment One, Amendment Two, Amendment Three and Amendment Four shall be referenced herein as the “Lease”).
B.Landlord and Tenant now wish to further amend the Lease as more particularly set forth below.
NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party, the parties hereby agree to amend the Lease as hereinafter set forth, effective as of the Effective Date.
1.    Section 1.1 of the Lease is hereby deleted in its entirety, and the following provision is inserted in its place:
“1.1. Leased Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord on the terms and provisions and subject to the conditions hereinafter set forth in this Lease, approximately 25,723 usable square feet in a building located at 515/525 Science Drive (the “Building”) more particularly described as:
a)Suite 100, including Storage Room 6, and Suite 200, including Storage Room 3, which together consist of approximately 7,998 usable square feet of space;
b)Suite 110, including Storage Room 9, which consists of approximately 2,785 usable square feet of space;
c)Approximately 4,877 usable square feet of the approximately 5,301 usable square feet of Suite 205, including Storage Room 5;

d) Approximately 424 usable square feet of the approximately 5,301 usable square feet of Suite 205, including Storage Room 5 (the Nerites Portion of Suite 205”);
e) Suite 210, including Storage Room 8, which consists of approximately 4,283 usable square feet of space; and
f) Suite 215, including Storage Room 7, which consists of approximately 5,356 usable square feet of space (“Suite 215”; Suite 215 and the Nerites Portion of Suite 205 shall be collectively referred to herein as the “Former Nerites Space”).
All in Madison, Dane County, Wisconsin (collectively referred to herein as the “Leased Premises”) and all necessary common areas situated upon the property described in Exhibit A attached hereto (the Property described in Exhibit A is referred to herein as the “Landlord’s Property”). The location of the Leased Premises on the Landlord’s Property is indicated on the map attached hereto as Exhibit B-1, and the floor plan attached hereto as Exhibit B-2.”
2.Exhibit B-1 attached to the Lease is hereby deleted in its entirety and replaced with Exhibit B-1 attached to this Amendment.
3.Exhibit B-2 attached to the Lease is hereby deleted in its entirety and replaced with Exhibit B-2 attached to this Amendment.
4.Notwithstanding anything to the contrary set forth in the Lease, Tenant shall pay to Landlord as base rent for the Former Nerites Space only, the following amounts:

Term	Base Rent per Square Foot	Annual Amount	Monthly Amount
May 15, 2010 — February 28, 2011	$18.60	$107,508	$8,959.00
March 1, 2011 — February 29, 2012	$19.16	$110,744.76	$9,228.73
March I, 2012 — December 31, 2013	$19.73	$114,039.36	$9,503.28

5.All other terms and conditions of the Lease shall remain unchanged and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as otherwise defined herein, capitalized terms shall have the meanings set forth in the Lease.
The parties hereby cause this Amendment to be effective as of the Effective Date.

LANDLORD:	TENANT:

UNIVERSITY RESEARCH PARK, INCORPORATED	CELLULAR DYNAMICS INTERNATIONAL, INC.
By: /s/ Mark D. Bugher	By: /s/ David S. Snyder
Name: Mark D. Bugher	Name: David S. Snyder
Title: Assistant Secretary/Treasurer	Title: V.P. & C.F.O.

EXHIBIT B-1
LOCATION OF THE LEASED PREMISES
[See Attached]

Macintosh HD:Users:grhyer:Library:Mail Downloads:CD1 Amendment4) Lease (4-16-10) (00331425). DOC

LAB
215
OFFICE
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515
LAB
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OFFICE
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OFFICE
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OFFICE
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525
LAB
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LAB
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515 & 525 SCIENCE DRIVE

FIRST FLOOR PLAN

0 5 10 20

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9
515
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525
LAB
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OFFICE
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OFFICE
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515 & 525 SCIENCE DRIVE

GROUND FLOOR PLAN

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UNIVERSITY RESEARCH PARK
UNIVERSITY OF WISCONSIN–MADISON

STRANG
ARCHITECTURE ENGINEERING INTERIOR DESIGN